Item 1. Report to Shareholders

November 30, 2004

U.S. Treasury Funds

Semiannual Report

T. Rowe Price


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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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

T. Rowe Price U.S. Treasury Funds
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Fellow Shareholders

U.S. Treasury securities produced positive returns in the six-month period ended November 30, 2004. Treasury bill returns remained very low, even though the Federal Reserve raised short-term interest rates several times since June 30. Longer-term Treasuries performed best, as moderating economic growth and continued low inflation allowed long-term rates to decline to levels not seen since the spring.

Economy and Interest Rates

Six months ago, the economy was growing at a steady clip, job growth was accelerating, and the Federal Reserve was telegraphing its intentions to begin raising short-term interest rates in the near future. Starting on June 30, the central bank proceeded to lift the federal funds target rate--which had been at a 46-year low--from 1.00% to 2.00% in four quarter-point increments. (After our reporting period, the Fed raised the target rate to 2.25% on December 14.)

                               [GRAPHIC OMITTED]

INTEREST RATE LEVELS
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                     10-Year           5-Year            90-Day
                  Treasury Note     Treasury Note     Treasury Bill

11/30/03              4.33%             3.35%             0.93%

                      4.25              3.25              0.92

                      4.13              3.14              0.91

2/04                  3.97              2.94              0.94

                      3.84              2.78              0.94

                      4.51              3.62              0.96

5/04                  4.65              3.79              1.06

                      4.58              3.77              1.26

                      4.48              3.69              1.43

8/04                  4.12              3.31              1.58

                      4.12              3.37              1.70

                      4.02              3.28              1.89

11/30/04              4.35              3.69              2.22

But even as the Fed began to unwind its highly accommodative monetary stance, the pace of job creation lost momentum, and economic growth moderated amid the uncertainty of a heated presidential race and a surge in oil prices to $55 per barrel by the end of October. In response, longer-term interest rates declined (and bond prices rose), resulting in a flattening of the yield curve--a graphic depiction of the relationship between yields and maturity dates for Treasuries. Two-year Treasury yields, for example, rose about 50 basis points, whereas 10-year Treasury yields fell approximately 30 basis points. Consequently, long-term Treasuries outperformed their shorter-term counterparts--the opposite of what one would expect when the Fed is raising rates.

Market News

The federal budget deficit for fiscal year 2004 was $413 billion, which was below earlier estimates, thanks to higher-than-expected revenues, but surpassed last year's record $377 billion deficit. Early calculations from the Congressional Budget Office suggest that the deficit in fiscal year 2005 will fall to $348 billion, and President Bush has set a goal to cut the deficit in half over the next five years.

U.S. Treasury Money Fund

Reflecting historically low money market rates, your fund returned 0.40% and 0.66% in the 6- and 12-month periods ended November 30, 2004, respectively. As shown in the table, the fund fared slightly better than its Lipper benchmark in both periods.

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                       6 Months       12 Months
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U.S. Treasury Money Fund                        0.40%           0.66%

Lipper U.S. Treasury Money
Market Funds Average                            0.35            0.51

Please see the fund's quarter-end returns following this letter.


PORTFOLIO CHARACTERISTICS
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Periods Ended                                 5/31/04        11/30/04
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Price Per Share                                $1.00           $1.00

Dividends Per Share
   For 6 Months                                0.003           0.004

   For 12 Months                               0.005           0.007

Dividend Yield (7-Day Simple) *                 0.46%           1.29%

Weighted Average Maturity (days)                  56              48

* Dividends earned for the last seven days of each period are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return. Yield will vary and is not guaranteed.


Although the fund's absolute returns have been modest for some time, its performance relative to other U.S. Treasury money market funds has been favorable in recent years. Lipper ranked the fund in the top 14% of the Lipper U.S. Treasury money market funds universe for the three-year period ended September 30, 2004. Lipper also ranked the fund in the top 16% of the category for the one- and five-year periods ended September 30, 2004. (Based on total return, Lipper ranked the U.S. Treasury Money Fund 14 out of 89, 12 out of 86, 11 out of 71, and 15 out of 55 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2004, respectively. Results will vary for other time periods, and past performance cannot guarantee future results.)

During the last six months, we shortened the portfolio's weighted average maturity from 56 days to 48 days, which is approximately 11 days shorter than that of our peer group average. With the Fed raising short-term rates, this defensive posture allows us to use proceeds from maturing securities to purchase higher-yielding Treasury bills more quickly. It also protects shareholders' principal in the event of an unexpected sharp increase in short-term rates.

At the end of November, the fed funds target rate was 100 basis points higher than it was six months ago. While the Fed has stated its intentions to raise rates at a "measured" pace, we believe that there is still a long way to go before the fed funds rate reaches a "neutral" level that fosters relative price stability and neither accommodates nor restricts economic growth.

SHORT-TERM QUALITY DIVERSIFICATION
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                           Percent of        Percent of
                           Net Assets        Net Assets
Periods Ended                 5/31/04          11/30/04
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A-1+                            100%*             100%

A-1

A-2

A-3

Not Rated
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Total                           100%              100%

* Includes 12.1% with an S&P bond rating of "AAA."

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

The structure of the portfolio at the end of our reporting period can best be described as a "ladder." Rather than concentrate our investments in certain maturities (a "bullet") or emphasize the extremes of the money market universe (a "barbell"), we have roughly equal allocations to T-bills that will mature in every week for the next three months. We have very few positions with maturities exceeding three months because we expect short-term rates to continue rising.

The Treasury Department is not expected to change its weekly borrowing schedule of four-week, three-month, and six-month Treasury bills in the near future. However, we expect that the size of the auctions will increase significantly due to the current and projected federal budget deficits.

U.S. Treasury Intermediate Fund

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                       6 Months     12 Months
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U.S. Treasury Intermediate Fund                 1.43%         1.31%

Lehman Brothers U.S. Treasury
 4-10 Year Index                                3.28          3.40

Lipper General U.S. Treasury Funds Average      3.63          3.26

Please see the fund's quarter-end returns following this letter.

Your fund returned 1.43% in the last six months and 1.31% in the 12-month period ended November 30, 2004. As shown in the table, the fund trailed the Lehman Brothers U.S. Treasury 4-10 Year Index in both periods. In the last six months, fund performance was hindered by our concentration in shorter-term securities, which lagged longer-term Treasuries, and our below-average duration stance, which limited our gains as longer-term rates fell during our reporting period. This conservative positioning was based on our belief at the end of May that interest rates would rise more quickly than they actually did.


PORTFOLIO CHARACTERISTICS
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Periods Ended                                 5/31/04      11/30/04
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Price Per Share                                $5.47         $5.46

Dividends Per Share
   For 6 Months                                 0.09          0.09

   For 12 Months                                0.19          0.18

30-Day Standardized~Yield to Maturity           3.13%         2.84%

Weighted Average Maturity (years)               5.00          5.70

Weighted Average Effective Duration (years)     4.00          4.50

Note: Yield will vary and is not guaranteed.

The fund also lagged its new Lipper benchmark, the Lipper General U.S. Treasury Funds Average, in both periods because this benchmark includes portfolios that invest in long-term Treasuries. In June 2004, Lipper eliminated the intermediate U.S. Treasury funds category. Most of the funds in that category were moved to a new Lipper Treasury Inflation Protected Funds category. The other funds (including this one), which invest primarily in conventional intermediate-term Treasury securities, were moved to the general U.S. Treasury funds category.

To provide us with greater investment flexibility, we recently revised the fund's operating policy (effective October 1, 2004). We have eliminated the 10-year maximum maturity restriction on individual securities, and we may now invest up to 20% of fund assets (up from 15%) in non-Treasury securities that have the full faith and credit backing of the U.S. government. Since the new operating policy became effective, we have added a few small positions in Treasuries with maturities exceeding 10 years.

The fund benefited to some extent from the surprising relative stability of long-term interest rates as the Fed began to tighten its monetary policy in the last six months. During our reporting period, we increased the portfolio's duration to 4.5 years as of November 30. We intend to maintain this conservative, shorter-than-average duration posture because we anticipate that shorter-term Treasury yields will rise more than longer-term Treasury yields as the Fed continues to raise rates.

Since the end of May, we have increased our exposure to Ginnie Mae mortgage-backed securities. These securities performed well relative to Treasuries because of decreased issuance of fixed-rate mortgages, lower prepayment rates, continued strong demand, and lower yield volatility. In addition, the fund maintained an allocation to Treasury inflation-protected securities (TIPS) with 10-year maturities during our reporting period. TIPS also performed well relative to conventional Treasuries with comparable maturities as investors expected surging oil prices to spark higher inflation.


U.S. Treasury Long-Term Fund

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                       6 Months     12 Months
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U.S. Treasury Long-Term Fund                    5.28%         5.32%

Lehman Brothers U.S. Treasury Long Index        6.48          6.59

Lipper General U.S. Treasury Funds Average      3.63          3.26

Please see the fund's quarter-end returns following this letter.

Your fund returned 5.28% in the last six months and 5.32% in the one-year period ended November 30, 2004. The fund outperformed its Lipper benchmark in both periods, as shown in the table, because long-term Treasuries, which we emphasize, fared better than broader Treasury portfolios that also invest in shorter-term securities. The fund trailed the Lehman Brothers U.S. Treasury Long Index in both periods, however, because the portfolio's duration (a measure of its interest rate sensitivity) was shorter than that of the index, which limited our gains as long-term rates declined.

The fund's performance relative to other long-term U.S. Treasury funds over the last decade has been favorable. Lipper ranked the fund in the top 16% of the Lipper general U.S. Treasury funds universe for the 10-year period ended September 30, 2004. Lipper also ranked the fund in the top 19% of the category for the five-year period ended September 30, 2004. (Based on total return, Lipper ranked the U.S. Treasury Long-Term Fund 5 out of 23, 4 out of 18, 3 out of 15, and 2 out of 12 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2004, respectively. Results will vary for other time periods, and past performance cannot guarantee future results.)

PORTFOLIO CHARACTERISTICS
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Periods Ended                                 5/31/04      11/30/04
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Price Per Share                               $11.40        $11.75

Dividends Per Share
   For 6 Months                                 0.26          0.25

   For 12 Months                                0.52          0.51

30-Day Standardized Yield to Maturity           4.51%         3.95%

Weighted Average Maturity (years)              15.00         15.30

Weighted Average Effective Duration (years)     9.00          9.10

Note: Yield will vary and is not guaranteed.

The fund benefited from the surprising relative stability of long-term interest rates as the Fed began to tighten its monetary policy in the last six months. During our reporting period, we kept the portfolio's duration relatively steady (it was 9.1 years as of November 30 versus 9.0 years at the end of May). We believe that shorter-term Treasury yields will rise more than longer-term Treasury yields as the Fed continues to raise rates. However, longer-term Treasuries have greater interest rate sensitivity and could underperform as rates rise.

Since the end of May, we have increased our exposure to Ginnie Mae mortgage-backed securities. These securities performed well relative to Treasuries because of decreased issuance of fixed-rate mortgages, lower prepayment rates, continued strong demand, and lower yield volatility. In addition, the fund purchased some Treasury inflation-protected securities (TIPS) during our reporting period. TIPS also performed well relative to conventional Treasuries with comparable maturities as investors expected surging oil prices to spark higher inflation. Our TIPS allocation includes securities with 10- and 20-year maturities.

Outlook

An uncontested presidential election result and the recent downward tilt in energy prices suggest that the headwinds that plagued the economy over the last six months have begun to recede. Already there are signs that solid underpinnings to economic growth have resurfaced--a reinvigorated employment trend being the most evident. With solid economic growth the probable outcome in the months ahead, the Fed will likely continue to lift the fed funds target rate at a measured but steady pace toward a more neutral level that neither stimulates nor stifles economic growth.

We anticipate that short-term rates will rise for much of 2005, which would eventually translate into higher returns for money market investors. Longer-term Treasury rates are unlikely to fall much further, which means the environment for bond investors could be more challenging in the months ahead. However, if the Fed's actions keep inflation from climbing and if various geopolitical worries persist, longer-term rates may not rise substantially.

Respectfully submitted,


James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund


Cheryl A. Mickel
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund


Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

December 14, 2004

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded--which are highly unlikely for securities backed by the full faith and credit of the U.S. government--or if interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio's securities. The average maturity for a money market fund is measured in days, whereas a bond fund's average maturity is measured in years. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund's sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

T. Rowe Price U.S. Treasury Funds
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                               [GRAPHIC OMITTED]

U.S. TREASURY MONEY FUND
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As of 11/30/04

U.S. Treasury Money Fund  $14,260

Lipper U.S. Treasury Money Market Funds Average   $14,138

                                     Lipper U.S. Treasury
                U.S. Treasury            Money Market
                 Money Fund             Funds Average

11/94            $10,000                 $10,000

11/95             10,523                  10,522

11/96             11,029                  11,024

11/97             11,561                  11,556

11/98             12,121                  12,111

11/99             12,637                  12,627

11/00             13,329                  13,312

11/01             13,879                  13,820

11/02             14,075                  13,987

11/03             14,166                  14,059

11/04             14,260                  14,138


AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                     1 Year        5 Years        10 Years
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U.S. Treasury Money Fund                    0.66%          2.44%           3.61%

Lipper U.S. Treasury Money Market
  Funds Average                             0.51           2.22            3.52

Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

T. Rowe Price U.S. Treasury Funds
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                               [GRAPHIC OMITTED]

U.S. TREASURY INTERMEDIATE FUND
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As of 11/30/04

U.S. Treasury Intermediate Fund   $18,950

Lehman Brothers U.S. Treasury 4-10 Year Index  $20,869

                                                Lehman Brothers
                    U.S. Treasury                U.S. Treasury
                  Intermediate Fund             4-10 Year Index

11/94                 $10,000                      $10,000

11/95                  11,481                       11,848

11/96                  11,980                       12,466

11/97                  12,716                       13,289

11/98                  14,100                       14,808

11/99                  13,803                       14,529

11/00                  15,043                       15,967

11/01                  16,715                       17,760

11/02                  18,076                       19,348

11/03                  18,704                       20,183

11/04                  18,950                       20,869


AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                     1 Year        5 Years        10 Years
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U.S. Treasury Intermediate Fund             1.31%          6.54%           6.60%

Lehman Brothers U.S. Treasury
  4-10 Year Index                           3.40           7.51            7.63

Lipper General U.S. Treasury
  Funds Average                             3.26           6.93            7.25

Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

T. Rowe Price U.S. Treasury Funds
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------

As of 11/30/04

U.S. Treasury Long-Term Fund   $22,649

Lehman Brothers U.S. Treasury Long Index   $24,781

                 U.S. Treasury          Lehman Brothers
                 Long-Term Fund     U.S. Treasury Long Index

11/94                $10,000               $10,000

11/95                 12,666                12,926

11/96                 13,041                13,481

11/97                 14,352                14,888

11/98                 16,480                17,221

11/99                 15,245                15,921

11/00                 17,468                18,428

11/01                 18,916                20,034

11/02                 20,568                22,052

11/03                 21,506                23,249

11/04                 22,649                24,781


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                     1 Year        5 Years        10 Years
--------------------------------------------------------------------------------

U.S. Treasury Long-Term Fund                5.32%          8.24%           8.52%

Lehman Brothers U.S. Treasury
  Long Index                                6.59           9.25            9.50

Lipper General U.S. Treasury
  Funds Average                             3.26           6.93            7.25

Returns do not reflect taxes that the shareholder may pay on fund distributions. Past performance cannot guarantee future results.

T. Rowe Price U.S. Treasury Funds
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FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------

                              Beginning           Ending           Expenses Paid
                          Account Value    Account Value          During Period*
                                 6/1/04         11/30/04      6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                           $1,000        $1,004.00                   $2.66

Hypothetical (assumes 5%
return before expenses)           1,000         1,022.41                    2.69

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.53%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------

                              Beginning           Ending           Expenses Paid
                          Account Value    Account Value          During Period*
                                 6/1/04         11/30/04      6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                           $1,000        $1,014.30                   $3.18

Hypothetical (assumes 5%
return before expenses)           1,000         1,021.91                    3.19

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.63%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

 T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------

                              Beginning           Ending           Expenses Paid
                          Account Value    Account Value          During Period*
                                 6/1/04         11/30/04      6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                          $1,000        $1,052.80                   $3.40

Hypothetical (assumes 5%
return before expenses)          1,000         1,021.76                    3.35

*Expenses are equal to the fund's annualized expense ratio for the six-month period (0.66%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

QUARTER-END RETURNS
--------------------------------------------------------------------------------

                                       7-Day
Periods Ended 9/30/04           Simple Yield     1 Year     5 Years     10 Years
--------------------------------------------------------------------------------

U.S. Treasury Money Fund               0.88       0.55%       2.56%        3.66%

Lipper U.S. Treasury Money
 Market Funds Average                   N/A       0.38        2.35         3.57
--------------------------------------------------------------------------------
U.S. Treasury Intermediate Fund         N/A       0.82        6.65         6.60

Lehman Brothers U.S. Treasury
 4-10 Year Index                        N/A       2.47        7.65         7.65

Lipper General U.S. Treasury
 Funds Average                          N/A       2.19        6.97         7.32
--------------------------------------------------------------------------------
U.S. Treasury Long-Term Fund            N/A       4.18        8.23         8.56

Lehman Brothers U.S. Treasury
 Long Index                             N/A       4.95        9.29         9.61

Lipper General U.S. Treasury
 Funds Average                          N/A       2.19        6.97         7.32
--------------------------------------------------------------------------------

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than the total return.

November 30, 2004

U.S. Treasury Long-Term Fund

Semiannual Report - Financial Statements

T. Rowe Price

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           6 Months     Year
                              Ended    Ended
                           11/30/04  5/31/04  5/31/03  5/31/02  5/31/01  5/31/00
NET ASSET VALUE

Beginning of period         $11.40   $12.83   $11.32   $11.09   $10.58   $11.07

Investment activities

  Net investment income
  (loss)                      0.25     0.51     0.54     0.59     0.61     0.62

  Net realized and
  unrealized gain (loss)      0.35    (1.16)    1.62     0.23     0.51    (0.38)

  Total from
  investment activities       0.60    (0.65)    2.16     0.82     1.12     0.24

Distributions

  Net investment income      (0.25)   (0.52)   (0.55)   (0.59)   (0.61)   (0.62)

  Net realized gain              -    (0.26)   (0.10)       -        -    (0.11)

  Total distributions        (0.25)    (0.78)  (0.65)   (0.59)   (0.61)   (0.73)

NET ASSET VALUE

End of period               $11.75   $11.40   $12.83   $11.32   $11.09   $10.58
                            ----------------------------------------------------

Ratios/Supplemental Data

Total return^                5.28%   (5.11)%   19.57%    7.49%   10.74%    2.43%

Ratio of total expenses to
average net assets           0.66%+    0.67%    0.68%    0.66%    0.63%    0.64%

Ratio of net investment
income (loss) to average
net assets                   4.20%+    4.31%    4.54%    5.13%    5.51%    5.89%

Portfolio turnover rate      45.8%+    51.9%    65.5%    48.5%    31.3%    21.7%

Net assets, end of period
(in thousands)             $230,144 $241,878 $300,978 $288,310 $303,795 $299,840

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004


Portfolio of Investments (1)                        $ Par/Shares           Value
--------------------------------------------------------------------------------
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)   86.8%

U.S. Treasury Obligations   86.8%

U.S. Treasury Bonds

    5.375%, 2/15/31                                  3,750                3,945

    6.00%, 2/15/26                                  14,500               16,258

    6.25%, 8/15/23 - 5/15/30                        26,025               30,031

    7.125%, 2/15/23                                 31,400               39,343

    7.625%, 2/15/25                                 21,375               28,399

    7.875%, 2/15/21                                  7,650               10,165

    8.75%, 5/15/17                                   6,255                8,665

    8.875%, 2/15/19 ++                              26,725               37,941

U.S. Treasury Inflation-Indexed Bonds,
2.375%, 1/15/25                                      5,238                5,422

U.S. Treasury Inflation-Indexed Notes,
2.00%, 7/15/14                                       6,548                6,702

U.S. Treasury Notes

    1.50%, 2/28/05                                  10,800               10,781

    4.25%, 8/15/13                                   2,170                2,165

Total U.S. Government & Agency Obligations
(excluding Mortgage-Backed) (Cost  $181,049)                             199,817


U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES   10.2%

U.S. Government Obligations   10.2%

Government National Mortgage Assn.

    6.00%, 11/15/12 - 2/15/18                        6,264                6,614

    6.50%, 7/15/09 - 10/20/34                        1,067                1,136

    7.00%, 11/20/23 - 3/15/31                            6                    7

    8.00%, 8/15/05 - 3/15/17                           109                  116

    8.50%, 12/15/05 - 2/15/27                          597                  645

    9.00%, 12/15/04 - 8/15/25                          945                1,054

    10.00%, 12/15/17 - 7/15/22                         131                  147

    10.50%, 5/15/15 - 7/15/19                           49                   56

    11.50%, 10/15/10 - 8/15/15                          20                   23

  CMO

    4.485%, 10/16/33                                 1,500                1,384

    4.994%, 3/16/30                                  1,250                1,242

    5.50%, 2/20/30                                   2,550                2,609

    6.50%, 5/20/28                                   2,545                2,643

  TBA

    5.50%, 1/1/32                                    1,200                1,217

    6.00%, 1/1/33                                    4,500                4,643

Total U.S. Government & Agency Mortgage-Backed
Securities (Cost  $23,154)                                                23,536


MONEY MARKET FUNDS   4.4%

T. Rowe Price Government Reserve
Investment Fund, 1.94% #+                            9,962                 9,962

Total Money Market Funds (Cost  $9,962)                                    9,962


FUTURES CONTRACTS   0.0%

Variation margin receivable (payable) on open
futures contracts (2)                                                         18

Total Futures Contracts                                                       18

Total Investments in Securities

101.4% of Net Assets (Cost $214,165)                                    $233,333
                                                                        --------

(2) Open Futures Contracts at November 30, 2004 were as follows:
($ 000s)

                                                         Contract    Unrealized
                                        Expiration       Value       Gain (Loss)
                                        ----------------------------------------

Short, 45 U.S. Treasury thirty
year contracts, $485 par of 8.875%
U.S. Treasury Bonds pledged as
initial margin                                3/05      $ (4,956)    $       95

Net payments (receipts) of
variation margin to date                                                    (77)

Variation margin receivable
(payable) on open futures
contracts                                                            $       18
                                                                     ----------


(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2004.

+    Affiliated company - See Note 4

CMO  Collateralized Mortgage Obligation

TBA  To Be Announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $9,962)                              $       9,962

  Non-affiliated companies (cost $204,203)                              223,371

  Total investments in securities                                       233,333

Other assets                                                              3,107

Total assets                                                            236,440

Liabilities

Total liabilities                                                         6,296

NET ASSETS                                                        $     230,144
                                                                  -------------

Net Assets Consist of:

Undistributed net investment income (loss)                        $        (124)

Undistributed net realized gain (loss)                                      274

Net unrealized gain (loss)                                               19,245

Paid-in-capital applicable to 19,588,084 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      210,749

NET ASSETS                                                        $     230,144
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       11.75
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)

                                                                        6 Months
                                                                           Ended
                                                                        11/30/04
Investment Income (Loss)

Income

  Interest                                                        $       5,720

  Dividend                                                                   52

  Total income                                                            5,772

Expenses

  Investment management                                                     432

  Shareholder servicing                                                     250

  Custody and accounting                                                     50

  Registration                                                               22

  Prospectus and shareholder reports                                         19

  Legal and audit                                                             7

  Directors                                                                   3

  Miscellaneous                                                               3

  Total expenses                                                            786

Net investment income (loss)                                              4,986

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              1,633

  Futures                                                                  (344)

  Net realized gain (loss)                                                1,289

Change in net unrealized gain (loss)

  Securities                                                              5,839

  Futures                                                                    95

  Written options                                                            44

  Change in net unrealized gain (loss)                                    5,978

Net realized and unrealized gain (loss)                                   7,267

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      12,253
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)

                                                           6 Months         Year
                                                              Ended        Ended
                                                           11/30/04      5/31/04
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $     4,986  $    11,168

  Net realized gain (loss)                                   1,289        4,048

  Change in net unrealized gain (loss)                       5,978      (31,233)

  Increase (decrease) in net assets from operations         12,253      (16,017)

Distributions to shareholders

  Net investment income                                     (5,033)     (11,349)

  Net realized gain                                              -       (5,313)

  Decrease in net assets from distributions                 (5,033)     (16,662)

Capital share transactions *

  Shares sold                                               16,743       65,912

  Distributions reinvested                                   4,772       15,807

  Shares redeemed                                          (40,469)    (108,140)

  Increase (decrease) in net assets from capital
  share transactions                                       (18,954)     (26,421)

Net Assets

Increase (decrease) during period                          (11,734)     (59,100)

Beginning of period                                        241,878      300,978

End of period                                          $   230,144  $   241,878
                                                       -----------  -----------

(Including undistributed net investment income
(loss of $(124) at 11/30/04 and $(77) at 5/31/04)

*Share information

    Shares sold                                              1,426        5,483

    Distributions reinvested                                   407        1,334

    Shares redeemed                                         (3,469)      (9,051)

    Increase (decrease) in shares outstanding               (1,636)      (2,234)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 29, 1989. The fund seeks the highest level of income consistent with maximum credit protection.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts
During the six months ended November 30, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Options
Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the six months ended November 30, 2004, were as follows:

--------------------------------------------------------------------------------

                                                   Number of
                                                   Contracts            Premiums

Outstanding at beginning of period                       45      $       45,000

Expired                                                 (45)            (45,000)

Outstanding at end of period                              -      $            -
                                                  ------------------------------

Other
Purchases and sales of U.S. government securities, aggregated $52,256,000 and $69,371,000, respectively, for the six months ended November 30, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

At November 30, 2004, the cost of investments for federal income tax purposes was $214,165,000. Net unrealized gain aggregated $19,245,000 at period-end, of which $19,698,000 related to appreciated investments and $453,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At November 30, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $70,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2004, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $60,000 for T. Rowe Price Services, Inc., and $45,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $31,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2004, the fund was allocated $96,000 of Spectrum Funds' expenses, of which $61,000 related to services provided by Price and $12,000 was payable at period-end. At November 30, 2004, approximately 38.9% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $52,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $9,962,000 and $7,624,000, respectively.

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005